GUARDION®
HEALTH SCIENCES



Corporate Presentation
Nasdaq: GHSI

June 2021

FORWARD LOOKING STATEMENT

This presentation of Guardion Health Sciences, Inc. (the “company,” “Guardion,” “we,” “us,” or “our”) includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involved known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include statements or assumptions about our plans, strategies, financial performance, financing plans, prospects, capital structure, cash flow, liquidity, goals and objectives for future operations or growth or future events. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the company and its management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in the company’s filings with the U.S. Securities and Exchange Commission available for free at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

About Guardion Health Sciences

Guardion Health Sciences (Nasdaq: GHSI), is a clinical nutrition and diagnostics company. GHSI offers a portfolio of science-based, clinically supported nutritional supplements, medical foods, and diagnostic products that support healthcare professionals, their patients, and consumers in achieving health goals

Medical Foods/Supplements

Viactiv

NutriGuard™
NUTRITION YOU CAN BELIEVE IN

Diagnostics Equipment

VectorVision®

Corporate Statistics

Market Stats

Trading Symbol	Nasdaq: GHSI
Market Cap	$41M
Recent Price	$1.70
Shares Outstanding (as of 5/14/21)	24.4 M
Cash Balance (as of 3/31/21)	$43.3M
52-Week Range	$0.99 - $8.40
FY End	Dec. 31

FY2020 Revenue by Segment


15%
85%
Medical Foods and Nutraceuticals
Medical Devices

Investment Highlights

- Well-positioned to compete in ~$150B nutrition market with differentiated and established product portfolio of proven nutrition, and medical foods with a focus on bone, ocular, and immune health
  - Recent $26M acquisition of Activ Nutritional, LLC and its well-known Viactiv® line of supplement chews for bone and immune health
  - Commercial-stage products with potential to scale revenue in both U.S. and foreign markets
  - Strong product efficacy claims driven by clinical evidence that drive differentiation and value
- Proven and capable leadership team, Board of Directors, Science Advisory Board, and Medical Advisory Board to execute corporate strategy and support innovation
- Healthy balance sheet provides flexibility for corporate “runway” and potential acquisitions

Nutrition – Large, Growing, Global Market

All segments - supplements, clinical nutrition & medical foods - showing strong growth


Global Supplement and Medical Food
Market Size and Growth (2020-2030)
CAGR (overall) = 7.9%
Market Value (US $ Bn)
400
300
200
100
0
152.9
326.1
2020
2030

Global Players

Anticipated Industry Growth Rates[1,2]

Market	CAGR (2020-2030)
Immune Supplements	8.3%
Eye Health Supplements	6.3%
Eye Health Medical Food	6.4%
Bone (Calcium) Supplements	7.6% (2020-2025)

Sources:
1. Transparency Market Research; Persistence Market Research; Market Watch, Guidehouse estimates, Global Market Insights report Feb 2019.
2. https://www.360marketupdates.com/global-calcium-supplement-market-14873565

U.S. Dietary Supplement Industry - $50B+ market



U.S. Supplement Industry Sales & Growth, 2015-2023e
Revenue ($B)
$70
$60
$50
$40
$30
$20
$10
$0
14%
12%
10%
8%
6%
4%
2%
0%
12.1%
4.60%
2015
2016
2017
2018
2019
2020e
2021e
2022e
2023e
Sales
Growth
CAGR

Sales for the entire supplement industry (all delivery forms) are estimated to grow **12.1%** to $54.5B in 2020. For 2020 & beyond, the 3-yr CAGR for supplements is **4.6%**

Delivery forms with **at or above industry growth** reflect significant consumer attention that could outlast the pandemic.

Delivery Form	*2020-2023 CAGR*
Pill Pack	83%
Shot	60%
Gummy	9%
Powder	6%
Effervescent	4%
Chewable	4%
SoftGel	4%
Quick Dissolve	4%
All Other	4%
Liquid	3%
VegiCaps	2%
Pill	-2%
Lozenge	-7%
Lollipop	-35%

Source: Nutrition Business Journal 2020 Supplement Business Report ($ million, consumer sales)

Clinical Nutrition Industry

Abbott Nutrition
FRESENIUS KABI
Nestlé HealthScience
DANONE ONE PLANET. ONE HEALTH
MeadJohnson Nutrition

FOOD

VITAMINS, SUPPLEMENTS, MEDICAL FOODS

PHARMACEUTICALS

→ CLINICAL NUTRITION

Clinical nutrition - The use of diet and nutritional supplements as a way to enhance health (and) prevent disease.

Clinical nutrition is a discipline which deals with the prevention, diagnosis and management of nutritional and metabolic changes related to acute and chronic diseases and conditions caused by a lack … of energy and nutrients.

- Evidenced based
- Clinically supported
- Medically endorsed or supervised

https://medical-dictionary.thefreedictionary.com/Clinical+nutrition

Growth Drivers of Clinically Supported Nutrition

- **Increasing awareness** of the importance of nutrition
- Growing body of research demonstrating **benefits of nutrition**
- Increasing **geriatric population** with unique nutritional needs
- Increasing **rate of chronic illness** that may benefit from nutrition / medical food
- Specific to eye care, publication of highly prominent AREDS study
- COVID has made consumers more focused on Immune support

Sources: Transparency Market Research; Persistence Market Research; Market Watch, Guidehouse.

Viactiv®/Bone Health

Viactiv® Product Line

GUARDiON
HEALTH SCIENCES



Viactiv
Calcium plus D
Milk Chocolate
100
Viactiv
Calcium plus D
Caramel
100

Viactiv Calcium

#1 Calcium chew with 650mg per chew (2 chews = 100% DV); most calcium vs. gummies and chews & 2/3 less sugar vs. calcium gummies; only one with Vitamins D & K



Viactiv
Calcium+
IMMUNE
650mg
90 SOFT CHEWS

Viactiv Calcium + Immune

Orange cream-flavored chews provide 100% DV of calcium + Vitamin D3 to improve calcium absorption and support immune health + zinc for an extra immune system boost



2/3 Less Sugar
Viactiv
Digestive Health
Prebiotic + Probiotic
Dark Chocolate
42

Viactiv Digestive Health

Contains 10 billion cells of Lactobacillus LB (probiotic-derived) per chew; helps protect the body from invading undesirable gut bacteria and neutralizes undesirable gut bacteria

U.S. Mineral Supplement Industry

U.S. Mineral Sales Growth, 2006-2021e[1]



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Revenue ($B)
7%
6%
5%
4%
3%
2%
1%
0%
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018e 2019e 2020e 2021e

U.S. Mineral Supplement Sales by Product Type[1]



Others, 16%
Potassium, 2.9%
Chromium, 3.8%
Zinc, 4.0%
Iron, 4.1%
Selenium, 13.6%
Magnesium, 29.4%
Calcium, 40.5%

Mineral consumer retail sales are growing and projected to reach $3.5B in sales in 2021

Calcium (and magnesium) supplements are dominant segments

1.2017 Nutrition Business Journal ($Mil, consumer sales)

Recently Announced Acquisition of Viactiv® Product Line

- June 2021 – Closed $26M acquisition of **Viactiv® line of supplement chews for bone and immune health** → immediately becomes our flagship consumer brand



Viactiv
Calcium plus D
Milk Chocolate
100 SOFT CHEWS
Viactiv
Calcium plus D
Caramel
100 SOFT CHEWS
Viactiv
Calcium + IMMUNE
& HEALTHY WELLNESS
650 mg
90 SOFT CHEWS
Viactiv
Digestive Health
Prebiotic + Probiotic
Dark Chocolate
42 SOFT CHEWS

- Strong brand within the Calcium dietary supplement category with strong appeal among women (fills pregnancy need and is OB/GYN recommended) → can reduce the risk of fractures, osteoporosis, and diabetes



9 OUT OF 10
OB/GYNs
Recommend
Viactiv
During
Pregnancy*
find where to buy
Viactiv
Calcium plus D
Viactiv
Calcium plus D



8 OUT OF 10
OB/GYNS
RECOMMEND
A CALCIUM
SUPPLEMENT
DURING
PREGNANCY
9 OUT OF 10
OF THESE
DOCTORS
RECOMMEND
Viactiv
CALCIUM SOFT CHEWS*
Viactiv
Viactiv
CLICK FOR
WHERE TO BUY







Recently Announced Acquisition of Viactiv® Product Line (cont.)

- Viactiv is currently marketed through large retailers, including Walmart, Target, CVS, and Amazon and is the #1 chew and the #2 combined chew/gummy brand
- Consumers associate Viactiv with great taste (chocolate/caramel flavors), leading efficacy, and easier form to take than pill form supplements → strong brand loyalty
- Brings ability to leverage an established brand and distribution channels from Viactiv to provide significant short-term growth and expansion opportunities beyond our historical ocular focus

Why Viactiv over other brands?
A perfect balance of TASTE & EFFICACY


It is the best tasting chocolate/caramel chew
28%
It is the most effective calcium supplement
25 %
It is more like a treat than a medicine
24%
My doctor recommended this brand
21%
Some other reason (specify)
2%


TASTY MEETS HEALTHY
Viactiv
Calcium

Ocular Health

Opportunity in the Large Ocular Health Sector

The ocular nutrition market is expected to grow at a 6% CAGR, driven by Age-related Macular Degeneration ("AMD") and glaucoma, which are primary treatment focus areas of Guardion



Market Value (US $ Bn)
8
7
6
5
4
3
2
1
0
CAGR = 6.4%
4.0
0.8
0.4
0.2
1.2
1.4
7.4
1.5
0.8
0.3
2.1
2.7
2020
2030
AMD
Cataract
Dry Eye Syndrome
Glaucoma
Non-Specific Ocular Indications

Market*	CAGR (2020-2030)
Glaucoma	7.2%
AMD	6.8%
Cataract	5.8%
Dry Eye Syndrome	4.1%

*Medical food breakdown by indication is not available and revenues are included in non-specific ocular indications

Sources: Transparency Market Research; Persistence Market Research, Guidehouse.

Company's Ocular Health Products

GUARDiON HEALTH SCIENCES



Lumega-Z ("LMZ"): Designed to replenish and restore the macular protective pigment. A depleted macular pigment is a risk factor for macular degeneration



GlaucoCetin
Designed to support and protect the mitochondrial function of optic nerve cells and improve blood flow in the ophthalmic artery in patients with glaucoma



MapcatSF
The Company licensed a proprietary technology, embodied in the Company's medical device, the MapcatSF, that accurately measures the macular pigment optical density



CSV-2000
Standardized contrast sensitivity testing device. The CSV-2000 is an all-in-one computer-generated vision testing instrument that provides the full suite of tests

Immune Health

Opportunity in A Growing Sector

Immune Health $37.7 Billion



Market Value (US $ Bn)
40
35
30
25
20
15
10
5
0
CAGR = 8.3%
17.4
37.7
2020
2030

Key Market Drivers

- Increasing health consciousness and awareness of nutrition among patients and providers
- Growing at-risk geriatric population
- Rising rate of chronic immune illnesses
- High global societal awareness and demand for immune health products due to COVID-19 pandemic

Sources: Transparency Market Research; Persistence Market Research, Guidehouse.

Company's Immune Health Products

GUARDiON®
HEALTH SCIENCES


NutriGuard
Broad Spectrum 2 PLUS

NutriGuard ImmuneSF
Nutritional supplement product developed under the Nutriguard brand, designed to support effective immune function



Astramern Astra H
Malaysia Customized, "private label" product that contains specifically formulated herbs to support effective immune function



Astramern Astra V
Malaysia Customized, "private label" product that contains specifically formulated vitamins to support effective immune function

Growth Strategy

Current Growth Initiatives

1. **Integrate Viactiv® acquisition successfully**
   - Continued retail and online channel growth of Viactiv product line
   - Leverage Viactiv's distribution and marketing capabilities to expand sales of all products

2. **Evaluate brand strategy, product portfolio and M&A opportunities**
   - Build product portfolio
   - Build and strengthen distribution channels
   - Accelerate and diversify top line revenue and EBITDA
   - Accelerate Digital Solutions/Digital Platform
   - Accelerate evidence-based initiatives
   - Immediate and ongoing evaluation

3. **Expand the Company's customer base**
   - Conducting consumer research
   - Leverage Viactiv® experience to increase awareness and customer experience
   - Increased marketing to both consumers and health care practitioners

Current Growth Initiatives (continued)

4. Strengthen the relationship with the health care providers

- Developing highly-targeted virtual education programs
- Developing professional education for eye care professionals

5. Strengthen clinical evidence to create differentiation

- Identify opportunities to expand body of clinical evidence for all product lines
- New studies show benefit of Lumega-Z for other conditions
- First major trial of GlaucoCetin to be conducted at the prestigious Wills Eye Institute

6. Focus on manufacturing and logistics to improve the product and/or decrease costs

- Optimize product format
- Evaluating manufacturers and fulfillment options

7. Continue to evaluate international markets to increase sales

- Products pending regulatory approvals in Asia
- Investigate additional market opportunities

Leadership Team



Bret Scholtes
Director
Chief Executive Officer
President



David W. Evans, PhD
Director
Chief Science Officer



Andrew Schmidt
Vice President and Chief
Financial Officer



Susan Klein, ND
Director of
Medical Education



Craig J. Sheehan
Chief Commercial Officer



Robert N. Weingarten
Chairman



Mark Goldstone
Director



Kelly J. Anderson
Director



Donald A. Gagliano, MD
Director



GUARDiON®
HEALTH SCIENCES

FOR MORE INFORMATION:

Investor Relations
CORE IR
Scott Arnold
(516) 222-2560
scotta@coreir.com

guardionhealth.com